Exhibit 10.1
Published CUSIP Number: 74340MAA3
U.S. $3,400,000,000 EQUIVALENT
FIRST AMENDMENT TO GLOBAL SENIOR CREDIT AGREEMENT
DATED AS OF JUNE 27, 2006
among
PROLOGIS
and
CERTAIN AFFILIATE BORROWERS,
as Borrowers,
BANK OF AMERICA, N.A.,
as Global Administrative Agent, Collateral Agent, U.S. Funding Agent, U.S. Swing Line Lender, and a
U.S. L/C Issuer,
BANK OF AMERICA, N.A.,
acting through its Canada branch, as Canadian Funding Agent and a Canadian L/C Issuer,
ABN AMRO BANK N.V.,
as Global Syndication Agent, Euro Funding Agent, Euro Swing Line Lender,
and a Euro L/C Issuer,
SUMITOMO MITSUI BANKING CORPORATION,
as a Global Documentation Agent, Yen Tranche Bookrunner, KRW Tranche Bookrunner, Yen Funding
Agent, KRW Funding Agent, and a Yen L/C Issuer,
BANK OF AMERICA, N.A.,
acting through its Shanghai Branch, as RMB Funding Agent,
JPMORGAN CHASE BANK, N.A. and THE ROYAL BANK OF SCOTLAND PLC,
as Global Documentation Agents,
and
The Other Lenders Party Hereto
BANC OF AMERICA SECURITIES LLC and ABN AMRO BANK N.V.,
as Global Joint Lead Arrangers and Global Joint Book Runners

FIRST AMENDMENT TO
GLOBAL SENIOR CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO GLOBAL SENIOR CREDIT AGREEMENT (this “Amendment”) is entered into as of June 27, 2006 among PROLOGIS, a Maryland real estate investment trust (“ProLogis”), the other Borrowers listed on the signature pages hereof, the undersigned Lenders, BANK OF AMERICA, N.A., as Global Administrative Agent, Collateral Agent, U.S. Funding Agent, U.S. Swing Line Lender, and a U.S. L/C Issuer, BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Funding Agent and a Canadian L/C Issuer, ABN AMRO BANK N.V., as Global Syndication Agent, Euro Funding Agent, Euro Swing Line Lender, and a Euro L/C Issuer, SUMITOMO MITSUI BANKING CORPORATION, as Yen Funding Agent, KRW Funding Agent, and a Yen L/C Issuer, and BANK OF AMERICA, N.A., acting through its Shanghai Branch, as RMB Funding Agent.
RECITALS
     A. Reference is hereby made to that certain Global Senior Credit Agreement dated as of October 6, 2005, executed by ProLogis, the other Borrowers, and the Credit Parties (the “Credit Agreement”).
     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
     C. Borrowers and Credit Parties desire to (a) increase the amount of the Aggregate Tranche Commitments (i) by increasing the U.S. Aggregate Commitments, the Euro Aggregate Commitments, Canadian Aggregate Commitments, the Yen Aggregate Commitments, and the RMB Aggregate Commitments in accordance with Section 8.13 of the Credit Agreement (as amended hereby), (ii) by adding new Lenders (“Subsequent Lenders”) as Lenders in accordance with Section 8.13 of the Credit Agreement, and (iii) by having certain existing Lenders (“Increasing Lenders”) increase their Commitments in accordance with Section 8.13 of the Credit Agreement, and (b) amend certain provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	Amendments to the Credit Agreement.
     (a) Section 1.1 is hereby amended to delete the definition of “Industrial Property” in its entirety and replace such definition with the following:
     “Industrial Property” means a Property that is used for manufacturing, processing, warehousing or retail purposes.
     (b) Section 1.1 is hereby amended to add the following definition of “Market Value” in the appropriate alphabetical order:
     “Market Value” means, with respect to any applicable Property Fund as of any date of determination, the product of (a) the per share price of the Companies’ equity interests in such Property Fund at the most recent close of trading on a trading exchange for such equity interests multiplied by (b) the number of shares of such Property Fund held by the Companies.

     (c) Section 1.1 is hereby amended to add the following definition of “Net Asset Value” in the appropriate alphabetical order:
     “Net Asset Value” means, with respect to any applicable Property Fund as of any date of determination, the remainder (but not less than zero) of (a) the value (which, in the case of Properties, shall be based upon the most recent independent, third-party appraisals obtained in accordance with the Organization Documents of such Property Fund, with such appraisal requirements being reasonably acceptable to Global Administrative Agent) of all assets of such Property Fund as reported in its most recent financial statements minus (b) all liabilities of such Property Fund as reported in its most recent financial statements.
     (d) Section 1.1 is hereby amended to delete the definition of “Total Asset Value” in its entirety and replace such definition with the following:
     “Total Asset Value” means, as of any date for the Companies on a consolidated basis (and including the Companies’ Share of the following amounts for their Unconsolidated Affiliates):
     (a) the sum (without duplication) of:
     (i) the quotient of (A) the most recent fiscal quarter’s NOI from Stabilized Industrial Properties (other than Excluded Properties) multiplied by four (4), plus management fee income of the Companies for the most recent fiscal quarter multiplied by four (4) (not to exceed fifteen percent (15%) of NOI of all Industrial Properties of the Companies and the Companies’ share of NOI from their Unconsolidated Affiliates), divided by (B) seven and three quarters percent (7.75%); plus
     (ii) the amount of Investments in Properties (other than Excluded Properties) under construction; plus
     (iii) the amount of Investments in Properties (A) acquired within twenty-four (24) months prior to such date, provided that after the end of such twenty-four (24) month period, if any such Property is not a Stabilized Industrial Property, then such Property shall be treated as a Transition Property as of the date such Property would have otherwise been treated as a Transition Property absent this clause (A), and (B) acquired pursuant to the Keystone Acquisition or the Catellus Acquisition (regardless of whether Stabilized Industrial Properties or Transition Properties) (in each case for which NOI will not be calculated in clause (a)(i) above to avoid duplication); plus
     (iv) the most recent appraised value set forth in third-party appraisals with respect to Properties that constitute Appraisal Properties; plus
     (v) the greater of (A) (x) the most recent fiscal quarter’s NOI multiplied by four (4), divided by (y) seven and three quarters percent (7.75%), and (B) the amount of Investments of Transition Properties (other than Excluded Properties) that became Transition Properties twelve (12) months or less prior to such date; plus
     (vi) the greater of (A) (x) the most recent fiscal quarter’s NOI multiplied by four (4), divided by (y) seven and three quarters percent (7.75%), and (B) seventy-five percent (75%) of the amount of Investments of Transition Properties (other than Excluded Properties) that became Transition Properties twenty-four (24) months or less but more than twelve (12) months prior to such date; plus
     (vii) the greater of (A) (x) the most recent fiscal quarter’s NOI multiplied by four (4), divided by (y) seven and three quarters percent (7.75%), and (B) fifty percent (50%) of the amount of Investments of Transition Properties (other than Excluded Properties) that became Transition Properties more than twenty-four (24) months prior to such date; plus
     (viii) the Companies’ Share of the European Appraised Value of European Properties Fund Properties; plus
     (ix) the Companies’ Share of the sum of:
     (A) the greater of (x) the Japan Appraised Value, and (y) the Contribution Value of Japan Properties Fund Properties (other than Transition Properties) in each case for Investments in Stabilized Industrial Properties; plus
     (B) the Contribution Value of Japan Properties Fund Properties that are Transition Properties that became Transition Properties twelve (12) months or less prior to such date; plus
     (C) the greater of (x) the Japan Appraised Value based upon an appraisal obtained after the applicable Transition Event occurred, and (y) seventy-five percent (75%) of the Contribution Value of Japan Properties Fund Properties that are Transition Properties that became Transition Properties twenty-four (24) months or less but more than twelve (12) months prior to such date; plus
     (D) the greater of (x) the Japan Appraised Value based upon an appraisal obtained after the applicable Transition Event occurred, and (y) fifty percent (50%) of the Contribution Value of Japan Properties Fund Properties that are Transition Properties that became Transition Properties more than twenty-four (24) months prior to such date; plus
     (E) the greater of (x) the Korea Appraised Value, and (y) the Contribution Value of Korea Properties Fund Properties (other than Transition Properties) in each case for Investments in Stabilized Industrial Properties; plus
     (F) the Contribution Value of Korea Properties Fund Properties that are Transition Properties that became Transition Properties twelve (12) months or less prior to such date; plus
     (G) the greater of (x) the Korea Appraised Value based upon an appraisal obtained after the applicable Transition Event occurred, and (y) seventy-five percent (75%) of the Contribution Value of Korea Properties Fund Properties that are Transition Properties that became Transition Properties twenty-four (24) months or less but more than twelve (12) months prior to such date; plus

     (H) the greater of (x) the Korea Appraised Value based upon an appraisal obtained after the applicable Transition Event occurred, and (y) fifty percent (50%) of the Contribution Value of Korea Properties Fund Properties that are Transition Properties that became Transition Properties more than twenty-four (24) months prior to such date; plus
(x) the amount of any cash and Cash Equivalents (excluding tenant security and other restricted deposits); plus
(xi) the amount of Investments in Refrigerated Warehouse Properties; plus
(xii) the amount of Investments in all other assets the value of which has not been captured in clauses (a)(i) through (a)(xi) above;
less
     (b) the amount of all assets included in the calculation of clause (a)(xii) above that would be treated as intangible assets under GAAP (including goodwill, trademarks, trade names, copyrights, patents, deferred charges, and unamortized debt discount and expense).
Notwithstanding the foregoing:
     (1) if each of the amounts in clause (a)(vi)(B) and clause (a)(vii)(B) above is greater than each of the respective amounts in clause (a)(vi)(A) and clause (a)(vii)(A) above, then the sum of such amounts shall not exceed the greater of (x) the sum of the amounts described in clause (a)(vi)(A) and clause (a)(vii)(A) above and (y) fifteen percent (15%) of Total Asset Value (the “TAV Limit”);
     (2) if the applicable amount from clause (a)(vi)(B) or clause (a)(vii)(B) above is the greater of one (but not both) of the respective amount in clause (a)(vi)(A) or clause (a)(vii)(A) above and such clause (a)(vi)(B) or clause (a)(vii)(B), as applicable, is more than the TAV Limit, then the Total Asset Value attributable to clause (a)(vi) and clause (a)(vii) above shall be reduced by the amount by which such clause (a)(vi)(B) or clause (a)(vii)(B), as applicable, exceeds the TAV Limit;
     (3) the amount included in Total Asset Value that is attributable to all Properties used for retail purposes, as of any date of determination, shall not exceed ten percent (10%) of Total Asset Value; and
     (4) if any Property Fund becomes publicly listed on a securities exchange reasonably acceptable to Global Administrative Agent, then the amount included in Total Asset Value that is attributable to such Property Fund will be based on the Capitalization Value of such Property Fund as of the date of determination (and all assets of such Property Fund shall be excluded from the calculations set forth in clauses (a) and (b) above).
     For purposes of clause (4) above, “Capitalization Value” means, for any applicable Property Fund, the Companies’ Share of the Net Asset Value of such Property Fund plus the Companies’ Share of such Property Fund’s Indebtedness; provided that if such Property Fund has not calculated and publicly disclosed (or otherwise made available to the Lenders) its Net Asset Value (in accordance with the definition thereof) during the 18 months preceding the relevant date of determination, “Capitalization Value” for such Property Fund shall mean the current

Market Value of such Property Fund plus the Companies’ Share of such Property Fund’s Indebtedness.
(e) Section 1.1 is hereby amended to delete the definition of “Unencumbered EBITDA” in its entirety and replace such definition with the following
     “Unencumbered EBITDA” means, for any period, Adjusted EBITDA of the Companies (other than Adjusted EBITDA attributable to any Encumbered Properties owned by a Company) during such period; provided that (a) there shall not be included in Unencumbered EBITDA any Adjusted EBITDA subject to any Lien (other than Permitted Liens), (b) Adjusted EBITDA shall be adjusted for a capital reserve of (i) $0.20 per square foot in the case of Unencumbered Properties that are not Refrigerated Warehouse Properties, or (ii) $0.10 per cubic foot in the case of Unencumbered Properties that are Refrigerated Warehouse Properties (except, in each case, for Unencumbered Properties where the tenant is responsible for capital expenditures), and (c) Unencumbered EBITDA attributable to Consolidated Subsidiaries of ProLogis that are not Wholly-owned, directly or indirectly, by ProLogis shall be limited to ten percent (10%) of Unencumbered EBITDA
     (f) Section 1.1 is hereby amended to delete the definition of “U.S. Letter of Credit Sublimit” in its entirety and replace such definition with the following:
     “U.S. Letter of Credit Sublimit” means an amount equal to the lesser of (a) $150,000,000 and (b) the U.S. Aggregate Commitments. The U.S. Letter of Credit Sublimit is part of, and not in addition to, the U.S. Commitments.
(g) Section 8.13.1(b)(iii) is hereby deleted in its entirety and replaced with the following:
     (iii) each Subsequent Lender (x) executes and delivers to Global Administrative Agent a Joinder Agreement substantially in the form of Exhibit J, which may be modified to the extent that such Subsequent Lender will be party to a Supplemental Tranche (a copy of which Global Administrative Agent will deliver to each applicable Funding Agent);
     (h) The amount of “$500,000,000” in Section 8.13.1(b)(v) is hereby replaced with the amount of “$900,000,000.”
     (i) Section 13.10.1 is hereby deleted in its entirety and replaced with the following:
     Consolidated Net Worth. ProLogis shall not permit Consolidated Net Worth at any time to be less than the sum of (a) $4,000,000,000, and (b) an amount equal to seventy percent (70%) of the aggregate increases in Shareholders’ Equity after the date hereof by reason of the issuance and sale of Equity Interests of any Company (other than (x) the issuance and sale of preferred Equity Interests in substitution and replacement of other preferred Equity Interests that ProLogis redeemed or otherwise acquired pursuant to a Permitted Redemption to the extent that the net proceeds from such issuance and sale do not exceed the amount of such Permitted Redemption and (y) issuances to a Company), including upon any conversion of debt securities of any Company into such Equity Interests.
     (j) Section 15.11(a) is hereby deleted in its entirety and replaced with the following:
     (a) to release (i) any Lien on any property granted to or held by Collateral Agent under any Loan Document or any Guarantor from its obligations under its Guaranty, in each case as permitted by the Security Agency Agreement, and (ii) any Lien on any Indebtedness that does not exceed the applicable threshold amount set forth in Section 12.14(a) or (b).
     (k) The Credit Agreement is hereby amended by adding the following Section 16.25 thereto:
     16.25 No Fiduciary Duty. In connection with all aspects of each transaction contemplated hereby, each Borrower acknowledges and agrees, and acknowledges its respective Affiliates’ understanding, that: (i) the credit facilities and Tranches provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between such Borrower and its Affiliates, on the one hand, and Global Administrative Agent, any other Agent, the Arrangers and the Lenders, on the other hand, and such Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each Agent and each Arranger is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for such Borrower or any of its Affiliates, stockholders, creditors or employees; (iii) none of Global Administrative Agent, any other Agent, or any Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of such Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether Global Administrative Agent, any other Agent, or any Arranger has advised or is currently advising such Borrower or any of its Affiliates on other matters) and none of Global Administrative Agent, any other Agent, or any Arranger has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) Global Administrative Agent, each other Agent, and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and none of Global Administrative Agent, any other Agent, or any Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) Global Administrative Agent, each other Agent, and the Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each Borrower hereby waives and releases, to the fullest extent permitted by law, any claim that it may have against Global Administrative Agent, any other Agent, and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty.
     (l) Schedule 2.2 is hereby deleted in its entirety and replaced with Schedule 2.2 attached hereto.
     (m) Schedule 2.4(b) is hereby deleted in its entirety and replaced with Schedule 2.4(b) attached hereto, and the amendment set forth in this clause (m) shall be effective as of October 6, 2005.
2.	Increases to Commitments.
     (a) The parties hereto agree that on and after the Amendment Effective Date (as defined below), each Lender’s Commitment shall be as set forth on Schedule 2.1 attached hereto.

     (b) By its execution of this Amendment, each Subsequent Lender that is a party hereto (i) is hereby admitted as a Lender pursuant to Section 8.13 of the Credit Agreement, (ii) confirms that it is an Eligible Assignee with respect to each Tranche under which it is providing a Commitment (it being understood that all consents required from ProLogis and the Agents shall be evidenced by their signatures to this Amendment), (iii) confirms that it satisfies the requirements, to the extent applicable, of a Subsequent Lender under Sections 8.13.1(b)(vi) and (vii) of the Credit Agreement, and (iv) expressly confirms (if it is providing a Commitment under the U.S. Tranche, the Euro Tranche, or the Yen Tranche) the representations in Section 16.18.2 of the Credit Agreement regarding the Dutch Banking Act.
     (c) By its execution of this Amendment, each Increasing Lender that is a party hereto (i) agrees that, upon the effectiveness hereof, its Commitment under each applicable Tranche shall be increased to the amount set forth on Schedule 2.1 attached hereto and (ii) confirms that it satisfies the requirements, to the extent applicable, of an Increasing Lender under Sections 8.13.1(b)(vi) and (vii) of the Credit Agreement.
     (d) The parties hereto agree that each Subsequent Lender’s signature page to this Amendment (or, if applicable, to the Confirmation Agreement (as defined below)) shall be deemed to be its signature page to the Credit Agreement and that this Amendment (or, if applicable, the Confirmation Agreement) constitutes a Joinder Agreement for purposes of Section 8.13 of the Credit Agreement.
     (e) Required Lenders hereby agree that after giving effect to the increases to the Aggregate Tranche Commitments pursuant to this Amendment and the Confirmation Agreement, (i) ProLogis will continue to have the option from time to time to make one or more Increase Requests for up to the aggregate Dollar Equivalent amount of $600,000,000 (the “Increase Limit”) pursuant to Section 8.13 of the Credit Agreement, as amended hereby, and (ii) the amount available for one or more Increase Requests under Section 8.13 has been reset to the amount of the Increase Limit after giving effect to the increases made hereunder to the Aggregate Commitments.
3.	Phase-in of Interests in Outstanding Committed Borrowings.
     (a) Notwithstanding the changes in the Commitments of the Lenders pursuant to Section 2(a) of this Amendment, the reallocation among the Lenders of the Loans comprising outstanding Committed Borrowings shall not take place immediately but shall be phased in as more fully set forth below.
     (b) Any Committed Borrowing under any Tranche that is outstanding on the Amendment Effective Date shall remain outstanding until the Adjustment Date (as defined below) for such Committed Borrowing in accordance with the Applicable Tranche Percentages of the Lenders under such Tranche (after giving effect to any fronting arrangements) as in effect immediately prior to the Amendment Effective Date.
     (c) On the Adjustment Date for each Committed Borrowing (unless such Committed Borrowing is paid in full on or prior to such date), the amounts of the Loans comprising such Committed Borrowing shall be adjusted so that each applicable Lender has a pro rata share, according to its Applicable Tranche Percentage of the relevant Tranche after giving effect to the changes in the Commitments pursuant hereto (and after giving effect to any fronting arrangements), of such Committed Borrowing. In furtherance of the foregoing, on the Adjustment Date (i) each Lender that is to have a larger Loan as part of such Committed Borrowing shall remit funds to the applicable Funding Agent and (ii) the Applicable Funding Agent shall remit funds to each Lender that is to have a smaller Loan as part of such Committed Borrowing (but only to the extent that such Applicable Funding Agent receives funds pursuant to the foregoing clause (i) or from the applicable Borrower), in each case in the amount (and in the applicable currency) required to comply with the foregoing sentence.

     (d) Notwithstanding clause (c) above, if the Adjustment Date for any Committed Borrowing occurs under clause (ii) of the definition of Adjustment Date, the Lenders under the applicable Tranche shall immediately purchase and sell (as applicable) assignments and/or, at their option, participations in the outstanding Loans comprising such Committed Borrowing in amounts so that the Loans and participation interests of each applicable Lender in such Committed Borrowing (after giving effect to any fronting arrangements) correspond to such Lender’s Applicable Tranche Percentage of the relevant Tranche after giving effect to the changes in the Commitments pursuant hereto.
     (e) Any prepayment of a Committed Borrowing during the period from the Amendment Effective Date to the Adjustment Date for such Committed Borrowing shall be distributed by the Applicable Funding Agent to the applicable Lenders in accordance with their Applicable Tranche Percentages as in effect prior to the Amendment Effective Date.
     (f) The “Adjustment Date” for any applicable Committed Borrowing shall be the earlier to occur of (i) the last day of the first Interest Period for such Committed Borrowing ending after the Amendment Effective Date and (ii) the date specified by any Lender that has a Commitment (after giving effect to the changes in the Commitments pursuant hereto) under the applicable Tranche in a notice to Global Administrative Agent (A) stating that an Event of Default exists and (B) specifying the Adjustment Date for such Committed Borrowing (which shall not be earlier than the second Business Day after Global Administrative Agent’s receipt of such notice).
     (g) For the avoidance of doubt, (i) each Committed Borrowing made on or after the Amendment Effective Date shall be made by the Applicable Tranche Lenders in accordance with their respective Applicable Tranche Percentages after giving effect to the changes in the Commitments pursuant hereto (but giving effect to any fronting arrangements); and (ii) for purposes of calculating Letter of Credit Fees pursuant to Section 7.9 and facility fees pursuant to Section 8.5.1 of the Credit Agreement, the Applicable Tranche Percentages of the Lenders shall be adjusted as of the Amendment Effective Date
4.	Amendments of Credit Agreement and Other Loan Documents.
     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.
     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
     5. Ratifications. Each Borrower (a) ratifies and confirms all provisions of the Loan Documents to which it is a party as amended by this Amendment and (b) confirms that no guaranty granted, conveyed, or assigned by such Borrower to any of the Credit Parties under the Loan Documents is released, reduced, or otherwise adversely affected by this Amendment and that each such guaranty continues to guarantee full payment and performance of the present and future Obligations of such Borrower.
     6. Representations. Each Borrower represents and warrants to Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by such Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by such Borrower of this

Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by such Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which such Borrower is a party or by which such Borrower is bound; (e) all representations and warranties of such Borrower in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Default exists.
     7. Conditions. This Amendment shall be effective on the date that each of the following conditions are satisfied (the “Amendment Effective Date”):
     (a) this Amendment is executed by each Borrower, Global Administrative Agent, the Required Lenders, each Increasing Lender (other than Increasing Lenders under the RMB Loan Agreement), and each Subsequent Lender (other than Subsequent Lenders under the RMB Loan Agreement), and the ratification attached hereto is executed by each Subsidiary Guarantor;
     (b) the Confirmation Agreement dated as of the date hereof among the applicable Increasing Lenders and Subsequent Lenders under the RMB Loan Agreement, RMB Borrowers, ProLogis, and Global Administrative Agent (the “Confirmation Agreement”) has been executed and delivered by all parties thereto;
     (c) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;
     (d) Global Administrative Agent has received such certificates of resolutions or other action from each Borrower as Global Administrative Agent may reasonably require to evidence the authority of such Borrower to execute and deliver this Amendment;
     (e) Global Administrative Agent has received an opinion letter from Mayer, Brown, Rowe & Maw LLP, counsel to ProLogis, addressed to Global Administrative Agent and each Lender, as to such matters concerning ProLogis and this Amendment as Global Administrative Agent may reasonably request;
     (f) all fees required to be paid in connection with this Amendment shall have been paid (including the fees under the applicable Fee Letter); and
     (g) both before and after giving effect to this Amendment, no Default exists.
     8. Continued Effect. Except to the extent amended hereby, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms, subject to Debtor Relief Laws and general principles of equity.
     9. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed — and its performance enforced — under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. A signature page hereto delivered by facsimile or electronic mail shall be effective as delivery of a manually-signed counterpart hereof.
     10. Parties. This Amendment binds and inures to the benefit of the parties hereto and their respective successors and permitted assigns.
     11. Entireties. The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement among the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow.]

SCHEDULE 2.1
COMMITMENTS
AND APPLICABLE TRANCHE PERCENTAGES
2.1(a)
Applicable Tranche Percentage – U.S. Commitments

												Jurisdiction
			Currency Commitment									Commitment
									Canadian				The		TMK
		Applicable	Euro		Sterling		Yen		Dollars		Japan		Netherlands		Qualified
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A.	$25,126,990.51	3.140873814%	X		X		X		X		X		X		X
LaSalle Bank National Association	$25,126,990.51	3.140873814%	X		X		X		X		X		X		X
Sumitomo Mitsui Banking Corporation	$25,126,990.51	3.140873814%	X		X		X		X		X		X		X
JPMorgan Chase Bank, N.A.	$25,000,000.00	3.125000000%	X		X		X		X		X		X		X
The Royal Bank of Scotland Plc	$25,000,000.00	3.125000000%	X		X		X		X		X		X		X
Mizuho Corporate Bank, Ltd.	$25,000,000.00	3.125000000%	X		X		X			X	X		X		X
Bank of China, New York Branch	$25,000,000.00	3.125000000%	X		X		X			X	X		X		X
The Bank of Nova Scotia	$25,000,000.00	3.125000000%	X		X		X		X		X		X		X
Calyon New York Branch	$25,000,000.00	3.125000000%	X		X		X			X	X		X		X
Citicorp North America, Inc.	$14,000,000.00	1.750000000%	X		X		X		X		X		X		X
Deutsche Bank, AG	$25,000,000.00	3.125000000%	X		X		X		X		X		X		X
Societe Generale	$25,000,000.00	3.125000000%	X		X		X		X		X		X		X
WestLB AG	$44,000,000.00	5.500000000%	X		X		X		X		X		X		X
Barclays Bank Plc	$40,000,000.00	5.000000000%	X		X			X		X	X		X			X
Fortis Bank (Nederland) N.V.	$40,000,000.00	5.000000000%	X		X			X		X		X	X			X
ING Real Estate Finance (USA) LLC	$19,000,000.00	2.375000000%	X		X		X			X	X		X		X
Banque LBLux S.A.	$35,000,000.00	4.375000000%	X		X		X			X	X		X			X

1

												Jurisdiction
			Currency Commitment									Commitment
									Canadian				The		TMK
		Applicable	Euro		Sterling		Yen		Dollars		Japan		Netherlands		Qualified
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
UFJ Bank Limited	$24,000,000.00	3.000000000%	X		X		X			X	X		X		X
UBS Loan Finance LLC	$30,000,000.00	3.750000000%	X		X		X		X			X	X			X
Wachovia Bank, National Association	$40,000,000.00	5.000000000%	X		X		X		X		X		X			X
U.S. Bank National Association	$50,000,000.00	6.250000000%	X		X		X		X		X		X		X
The Governor and Company of the Bank of Ireland	$18,000,000.00	2.250000000%	X		X			X		X		X	X			X
Commerzbank AG New York and Grand Cayman Branches	$19,000,000.00	2.375000000%	X		X		X		X			X	X			X
Morgan Stanley Bank	$24,624,185.05	3.078023131%	X		X		X		X		X		X			X
PNC Bank, N.A.	$24,994,843.42	3.124355428%	X		X		X			X	X		X		X
The International Commercial Bank of China, New York Agency	$30,000,000.00	3.750000000%		X		X		X		X		X		X		X
Chang Hwa Commercial Bank, Ltd., New York Branch	$23,000,000.00	2.875000000%		X		X		X		X		X		X		X
The Northern Trust Company	$30,000,000.00	3.750000000%	X		X		X		X			X		X		X
E. Sun Commercial Bank, Ltd., Los Angeles Branch	$19,000,000.00	2.375000000%		X		X		X		X		X		X		X
Total	$800,000,000.00	100.000000000%

2

SCHEDULE 2.1(b)
Applicable Tranche Percentage – Canadian Commitments1

		Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	Cdn $17,355,350	12.120825890%
ABN AMRO Bank N.V.	Cdn $17,355,350	12.120825890%
Sumitomo Mitsui Banking Corporation of Canada	Cdn $17,355,350	12.120825890%
JPMorganChase N.A., Toronto Branch	Cdn $17,355,350	12.120825890%
The Bank of Nova Scotia	Cdn $15,675,800	10.947842739%
Citibank, N.A. Canadian Branch	Cdn $14,067,600	9.824689809%
Deutsche Bank AG, Canada Branch	Cdn $9,378,400	6.549793206%
Societe Generale	Cdn $14,067,600	9.824689809%
UBS AG Canada Branch	Cdn $11,197,000	7.819887671%
Morgan Stanley Senior Funding (Nova Scotia) Co.	Cdn $9,378,400	6.549793206%
Total	Cdn $143,186,200	100.000000000%

[1] Exchange Rates Based On Wall Street Journal’s Spot Rate as of June 19, 2006

3

SCHEDULE 2.1(c)
Applicable Tranche Percentage – Euro Commitments2

										Jurisdiction
			Currency Commitment							Commitment			TMK
		Applicable	Dollars		Sterling		Yen		Japan		U.S.		Qualified
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank of America, N.A	EUR 41,345,200.00	4.133087988%	X		X		X		X		X		X
ABN AMRO Bank, N.V.	EUR 41,345,200.00	4.133087988%	X		X		X		X		X		X
Sumitomo Mitsui Banking Corporation, Brussels Branch	EUR 41,345,200.00	4.133087988%	X		X		X		X		X		X
JPMorgan Chase Bank, N.A.	EUR 37,369,700.00	3.735675682%	X		X		X		X		X		X
The Royal Bank of Scotland Plc	EUR 50,091,300.00	5.007395063%	X		X		X		X		X		X
Mizuho Corporate Bank Nederland, N.V.	EUR 27,828,500.00	2.781886146%	X		X		X		X		X		X
Bank of China (Luxembourgh) S.A.	EUR 51,681,500.00	5.166359985%	X		X		X		X		X		X
Scotiabank Europe Plc	EUR 41,345,200.00	4.133087988%	X		X		X		X		X		X
Calyon	EUR 19,881,600.00	1.987471391%	X		X		X		X		X		X
Citicorp North America, Inc.	EUR 29,822,400.00	2.981207086%	X		X		X		X		X		X
Deutsche Bank, AG	EUR 45,320,700.00	4.530500295%	X		X		X		X		X		X
Societe Generale	EUR 42,140,300.00	4.212570450%	X		X		X		X		X		X
WestLB AG	EUR 46,390,400.00	4.637433245%	X		X		X		X		X		X
Barclays Bank Plc	EUR 51,681,500.00	5.166359985%	X		X			X	X		X			X
Fortis Bank (Nederland) N.V.	EUR 43,134,175.00	4.311923526%	X		X			X		X	X			X
ING Real Estate Finance (USA) LLC	EUR 24,023,600.00	2.401527931%	X		X		X		X		X		X
Banque LBLux S.A.	EUR 47,706,000.00	4.768947679%	X		X		X		X		X			X
UFJ Bank Limited	EUR 23,853,000.00	2.384473839%	X		X		X		X		X		X
UBS Loan Finance LLC	EUR 43,730,500.00	4.371535372%	X		X		X			X	X			X
Wachovia Bank NA	EUR 59,632,500.00	5.961184599%	X		X		X		X		X			X

[2] Exchange Rates Based On Wall Street Journal’s Spot Rate as of June 19, 2006

4

										Jurisdiction
					Currency Commitment					Commitment			TMK
		Applicable	Dollars		Sterling		Yen		Japan		U.S.		Qualified
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
IXIS Corporate & Investment Bank	EUR 42,140,300.00	4.212570450%	X		X		X			X	X			X
The Governor and Company of the Bank of Ireland	EUR 18,224,800.00	1.821848775%	X		X			X		X	X			X
Commerzbank AG New York and Grand Cayman Branches	EUR 20,710,000.00	2.070282699%	X		X		X			X	X			X
Morgan Stanley Bank	EUR 33,394,200.00	3.338263375%	X		X		X		X		X			X
Deutsche Postbank AG	EUR 36,449,600.00	3.643697550%	X		X			X		X	X			X
PNC Bank, N.A.	EUR 19,881,600.00	1.987471391%	X		X		X		X		X		X
Banque Artesia Nederland NV	EUR 19,877,500.00	1.987061533%	X		X		X			X	X			X
Total	EUR 1,000,346,475.00	100.000000000%

5

SCHEDULE 2.1(d)
Applicable Tranche Percentage – Yen Commitments3

										Jurisdiction
										Commitment
					Currency Commitment						The
		Applicable	Dollars		Euro		Sterling		U.S.		Netherlands
Lender	Commitment	Percentage	Yes	No	Yes	No	Yes	No	Yes	No	Yes	No
Bank Of America, N.A., Tokyo Branch	¥6,925,200,000	5.898418371%	X		X		X		X		X
ABN AMRO Bank, N.V., Tokyo Branch	¥6,925,200,000	5.898418371%	X		X		X		X		X
Sumitomo Mitsui Banking Corporation	¥6,925,200,000	5.898418371%	X		X		X		X		X
JPMorgan Chase Bank, N.A.	¥6,694,360,000	5.701804425%	X		X		X		X		X
Royal Bank of Scotland	¥6,232,680,000	5.308576534%	X		X		X		X		X
Mizuho Bank, Ltd.	¥8,976,000,000	7.645151519%		X		X		X		X		X
Bank of China Limited, Tokyo Branch	¥5,722,200,000	4.873784093%	X			X		X		X		X
Shinsei Bank, Limited	¥21,150,715,000	18.014752775%	X		X		X		X		X
The Bank of Nova Scotia	¥6,348,100,000	5.406883507%	X		X		X		X		X
Calyon, Tokyo Branch	¥5,771,000,000	4.915348642%	X		X		X		X		X
Citibank, N.A., Tokyo Branch	¥4,712,400,000	4.013704547%	X		X		X		X		X
Deutsche Bank	¥6,578,940,000	5.603497452%	X		X		X		X		X
Societe Generale, Tokyo Branch	¥6,578,940,000	5.603497452%	X		X		X		X		X
ING Bank N.V., Tokyo Branch	¥3,029,400,000	2.580238638%	X		X		X		X		X
UFJ Bank Limited	¥5,193,900,000	4.423813778%	X		X		X		X		X
Saitama Resona Bank, Ltd.	¥4,905,350,000	4.178046346%		X		X		X		X		X
The Sumitomo Trust & Banking Co., Ltd.	¥3,814,800,000	3.249189395%	X		X		X		X		X
Woori Bank Tokyo Branch	¥923,360,000	0.786455783%		X		X		X		X		X
Total	¥117,407,745,000	100.000000000%

[3] Exchange Rates Based On Wall Street Journal’s Spot Rate as of June 19, 2006

6

SCHEDULE 2.1(e)
Applicable Tranche Percentage – KRW Commitments4

		Applicable
Lender	Commitment	Percentage
Sumitomo Mitsui Banking Corporation, Seoul Branch	KRW 25,860,000,000	25.000000000%
Bank of America, N.A. Seoul	KRW 25,860,000,000	25.000000000%
ABN AMRO Seoul Branch	KRW 25,860,000,000	25.000000000%
Calyon, Seoul Branch	KRW 25,860,000,000	25.000000000%
Total	KRW 103,440,000,000	100.000000000%

[4] Exchange Rates Based On Wall Street Journal’s Spot Rate as of September 27, 2005

7

SCHEDULE 2.2
FRONTING LENDERS’ COMMITMENTS
Fronting Lenders’ Commitments

Lender	Commitment
Bank of America, N.A. (or its Affiliates)	$55,123,009.49
ABN AMRO Bank N.V. (or its Affiliates)	$56,123,009.49
Sumitomo Mitsui Banking Corporation (or its Affiliates)	$56,123,009.49
JPMorgan Chase Bank, N.A. (or its Affiliates)	$54,500,000.00
The Royal Bank of Scotland PLC (or its Affiliates)	$58,000,000.00
Total	$279,869,028.47

8

SCHEDULE 2.4(b)
EURO EXISTING LETTERS OF CREDIT

		Issue	Expiry
L/C Issuer	LC #	Date	Date	Account Obligor	Account Party	Beneficiary Name	Liab Amt
ABN AMRO Bank, N.V.	GA1135679034	30-Aug-04	31-Dec-05	PLD Europe Finance BV	ProLogis France IX EURL	La Societe Establissement Public D’Amenagement De La Villa Novuella De Senart	EUR 4,397,380

9